UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2020

ACELRX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35068	41-2193603
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

351 Galveston Drive

Redwood City, CA 94063

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 216-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ACRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On March 16, 2020, AcelRx Pharmaceuticals, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”), reporting, among other items, that on March 15, 2020, the Company, Tetraphase Pharmaceuticals, Inc., a Delaware corporation (“Tetraphase”) and Consolidation Merger Sub, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of the Company (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other things, Merger Sub will be merged with and into Tetraphase (the “Merger”), with Tetraphase continuing as the surviving corporation and an indirect wholly-owned subsidiary of the Company. The Company also reported in the Original Form 8-K that it planned to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Form S-4”) in connection with its issuance of AcelRx Common Stock in connection with the Merger. As of the date hereof, AcelRx has filed the
Form S-4, as amended, which contains, among other things (i) the audited financial statements of Tetraphase and (ii) unaudited pro forma condensed combined financial information that presents the combination of the historical financial statements of the Company and the historical financial statements of Tetraphase, after giving effect to the Merger. This Current Report on Form 8-K is being filed to include the information described in (i) and (ii) above from the Form S-4, as amended, so that it is incorporated by reference into the Company’s effective registration statements, as well as to report the information regarding the Company’s business as disclosed in Items 2.02 and 8.01 below.

Item 2.02	Results of Operations and Financial Condition

On April 30, 2020, the Company issued a press release announcing a business update, which included disclosures regarding the following estimated operating results: an estimated $52.7 million of cash, cash equivalents and short-term investments as of March 31, 2020, and estimated total revenues of $0.4 million and estimated operating expense (SG&A and R&D) of $14.7 million expected for the quarter ended March 31, 2020. A copy of the press release is attached hereto as Exhibit 99.1.

The Company has not yet completed its financial close process for the quarter ended March 31, 2020 and these estimates for total revenues, SG&A and R&D expenses and cash, cash equivalents and short-term investments are based on preliminary estimates of the Company’s financial results that it expects to report for the applicable periods. These estimates are subject to change upon completion of the Company’s financial closing procedures. The Company’s independent registered public accounting firm, OUM & Co. LLP, has not audited, reviewed, or compiled these estimates and, accordingly, does not express an opinion on, or provided any other form of assurance with respect to, these preliminary estimates. These estimates are not a comprehensive statement of the Company’s financial results for the quarter ended March 31, 2020 and its actual results may differ materially from these estimates as a result of the completion of the Company’s financial closing procedures, final adjustments and other developments arising between now and the time that our financial results for this period are finalized.

Item 8.01	Other Events

The information contained in Item 2.02 above and the press release are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited financial statements of Tetraphase as of December 31, 2019 and 2018 are filed herewith as Exhibit 99.2 and are incorporated herein by reference. The consent of Ernst & Young LLP, Tetraphase’s independent registered public accounting firm, is attached herewith as Exhibit 23.1.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information presents the combination of the historical financial statements of the Company and the historical financial statements of Tetraphase, after giving effect to the Merger. The unaudited pro forma condensed combined financial information is intended to reflect, with respect to the unaudited pro forma condensed combined balance sheet, the Merger as if it had occurred on December 31, 2019, and with respect to the unaudited condensed combined statement of operations, the Merger as if it had occurred on January 1, 2019. The unaudited pro forma condensed combined financial information is filed herewith as Exhibit 99.3, and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Tetraphase Pharmaceuticals, Inc.’s independent registered public accounting firm

99.1	Press Release dated April 30, 2020

99.2	Audited financial statements of Tetraphase Pharmaceuticals, Inc. as of December 31, 2019 and 2018

99.3	Unaudited pro forma condensed combined financial information of AcelRx Pharmaceuticals, Inc. as of December 31, 2019

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements related to the Company’s cash position as of March 31, 2020, anticipated results of operations for the quarter ended March 31, 2020, anticipated changes in the business environment in which the Company operates and in the Company’s future prospects or results, statements relating to the Company’s intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future, or statements relating to the consummation of the Merger and the other transactions described above and the potential benefits of such transactions. These statements may be identified by the use of forward-looking terminology such as “believes,” “expects,” “anticipates,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” or the negative of these words or other comparable terminology. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied by such statements, including the risk that the Company may not be able to close the acquisition of Tetraphase or achieve the expected benefits and cost synergies from the transactions, that there may be changes in estimated cash position based on the completion of the Company’s financial statement closing procedures and the review by the Company’s independent registered public accounting firm of such financial statements, that potential sales volumes to the Department of Defense may not materialize, or that the impacts the Company is experiencing from the ongoing COVID-19 pandemic may be prolonged or exacerbated. In addition, such risks and uncertainties may include, but are not limited to, those described in the Company’s annual, quarterly and current reports (i.e., Form 10-K, Form 10-Q and Form 8-K) as filed or furnished with the SEC. You are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date such statements were first made. The Company’s SEC reports are available at www.acelrx.com under the “Investors” tab. Except to the extent required by law, the Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

In connection with the proposed transaction between the Company and Tetraphase, the Company has filed with the SEC a registration statement on Form S-4 (No. 333-237584) (the “Registration Statement”) containing a document constituting a prospectus of the Company and a proxy statement of Tetraphase. The Registration Statement was declared effective by the SEC on April 24, 2020, and Tetraphase mailed the definitive proxy statement/prospectus to stockholder of Tetraphase on or about April 28, 2020. The Company and Tetraphase also plan to file other relevant documents with the SEC regarding the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Registration Statement and the definitive proxy statement/prospectus and other relevant documents filed or that will be filed by the Company or Tetraphase with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge within the Investors section of the Company’s website at http://ir.acelrx.com. Copies of the documents filed with the SEC by Tetraphase will be available free of charge within the Investors section of Tetraphase’s website at https://ir.tphase.com/investor-relations.

Participants in the Solicitation

Each of the Company and Tetraphase and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Tetraphase stockholders in connection with the proposed transaction. Information about the Company’s directors and executive officers is included in the definitive proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 24, 2020. Information about Tetraphase’s directors and executive officers is included in Tetraphase’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 12, 2020. Other information regarding the participants in the solicitation of proxies in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement/prospectus filed with the SEC on April 24, 2020. When available, investors may obtain free copies of these documents from the Company or Tetraphase as indicated above.

No Offer or Solicitation

This communication is being made in respect of the proposed transaction involving the Company and Tetraphase. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, as amended, and otherwise in accordance with applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2020	ACELRX PHARMACEUTICALS, INC.

	By:	/s/ Raffi Asadorian
Raffi Asadorian
Chief Financial Officer

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